       EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, David G. Zahka, Chief Financial Officer of Talk America Holdings, Inc. have reviewed Talk America Holdings, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2006 (the “Report”) and, based on the inquiries I have made or caused to be made in the fulfillment of my responsibilities as the Chief Executive Officer of Talk America Holdings, Inc., I hereby certify that:

(i) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operation of Talk America Holdings, Inc.

/s/ David G. Zahka
David G. Zahka
Chief Financial Officer
November 9, 2006